Exhibit 99.2

Second Quarter 2008 Earnings Release July 24, 2008 accelerate:

[ 1 ] Regulation G The presentation today may include the display of some company data that do not directly conform to generally acceptable accounting principles, or GAAP. Management believes that the presentation of some non-GAAP data provides investors with additional insight into the ongoing operations of the business. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. All non-GAAP data in the presentation are indicated by a footnote. Tables showing the reconciliation between the GAAP and non-GAAP measures are available, with today's presentation, on the Investor section of our web site: www.rohmhaas.com

[ 2 ] Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties and are subject to change based on various factors. These factors include, but are not limited to (1) the cost of raw materials, natural gas, and other energy sources, and the ability to achieve price increases to offset such cost increases, (2) development of operational efficiencies; (3) changes in foreign currencies; (4) changes in interest rates; (5) the continued timely development and acceptance of new products and services; (6) the impact of competitive products and pricing; (7) the impact of new accounting standards; (8) assessments for asset impairments; (9) the impact of tax and other legislation and regulation in the jurisdictions in which the company operates; (10) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Rohm and Haas Company and The Dow Chemical Company or to the failure of any condition to be satisfied; (11) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (12) the possibility that Rohm and Haas may be adversely affected by other economic, business, and/or competitive factors. Many of these factors are beyond Rohm and Haas's ability to control or predict. Actual results could vary materially from those expressed or implied in the forward-looking statement. Further information about these and other risks can be found in the company's SEC 10-K filing of February 21, 2008, and updated in the 8-K filing on June 6, 2008. This presentation speaks only as of its date. Rohm and Haas is under no duty to update this information. Copies of all recent SEC filings, and additional information about Rohm and Haas, are available through our web site: www.rohmhaas.com

[ 3 ] Dow Chemical Announcement On July 10, 2008, Dow (NYSE: DOW) and Rohm and Haas (NYSE: ROH) announced a definitive agreement, under which Dow will acquire all outstanding shares of Rohm and Haas common stock for $78 per share in cash. In light of this announcement, Rohm and Haas is discontinuing its practice of providing EPS guidance effective immediately. Additionally, Rohm and Haas will not address any questions related to the proposed Dow transaction during today's teleconference. Important Additional Information Regarding the Merger will be filed with the SEC In connection with the proposed merger, Rohm and Haas will file a proxy statement with the Securities and Exchange Commission (the "SEC"). Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Rohm and Haas at the SEC website at http://www.sec.gov. The proxy statement and other documents also may be obtained for free from Rohm and Haas by directing such request to Rohm and Haas Company, Investor Relations, telephone (215) 592-2714. Rohm and Haas and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Rohm and Haas's participants in the solicitation, which may, in some cases, be different than those of Rohm and Haas's stockholders generally, is set forth in Rohm and Haas proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

[ 4 ] Results At A Glance Strong organic growth, particularly in Electronic Technologies segment and also in chemicals in Rapidly Developing Economies Good progress on pricing actions Continued good performance from Performance Materials and Salt Strong growth in Electronic Technologies, Performance Materials and Salt Rising raw material, energy and freight costs; further erosion in U.S. B&C markets; and slowing conditions in Western Europe negatively impacted Specialty Materials Group earnings Favorable currencies and lower share count also benefited adjusted EPS Q2 2008 Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix Sales of $2,567 million, up 17% Adjusted EPS(1,NG) of $0.82, up 8%

[ 5 ] Q2 2008 Financial Highlights Three Months Ended June 30, Three Months Ended June 30, Three Months Ended June 30, In Millions (except EPS) 2008 2007 Change Sales $2,567 $2,190 17% Net Earnings from Continuing Operations $147 $161 (9)% Diluted EPS $0.75 $0.75 0% Adjusted Net Earnings from Continuing Operations(1, NG) $160 $165 (3)% Adjusted EPS(1, NG) $0.82 $0.76 8% Diluted shares outstanding 196.5 216.9 (9)% EBITDA(NG) $392 $379 3% Strong organic growth, with substantial progress in implementing pricing actions to offset rising raw material, energy and freight costs Adjusted earnings per share increased 8% year-over-year. Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 6 ] Q2 2008 Sales Change Invisible Black Grey Q2 2007 0 2190 Demand 2190 81 Price 2271 96 Currency 2367 121 Other 2488 79 Q2 2008 0 2567 Strong Organic Growth 7% real growth (demand + acquisitions), led by continued strong growth in Electronic Materials and Chemicals outside North America Strong traction on price increases - pricing for total company up roughly $95 million in Q2 vs prior-year period Favorable currencies also supported top-line growth 4% 4% 6% 3% 17% (1) Primarily impact of acquisitions / joint ventures completed in 2007

[ 7 ] Adjusted EPS(1,NG) Up 8% Despite Strong Headwinds Q2 2007 as reported 0 0.75 Restructuring and asset impairments 0.75 0.03 Equity in Affiliates -- UP Chemical 0.74 0.02 = Q2 2007 Adjusted EPS 0 0.76 Q2 2008 as reported 0 0.75 Restructuring and asset impairments 0.75 0.3 Gain on Sale of stake in UP Chemical 0.82 0.23 Q2 2008 Adjusted EPS 0 0.82 Reconciliation of Adjusted Earnings per Share(1,NG) Adjusted earnings per share, excluding restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company, increased by 8%, from $0.76 in Q2 2007 to $0.82 in Q2 2008 $0.03 $(0.02) $0.76 $0.75 $0.82 $0.75 (1,NG) $0.30 $(0.23) (1,NG) Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 8 ] Q2 2008 Earnings Change Q2 2007 0 0.76 0.76 0.04 0.03 0.01 0.74 0.05 0.03 0.02 Lower Underlying Tax Rate 0.74 0.05 Reduced Share Count 0.79 0.04 All Other 0.82 0.01 Q2 2008 0 0.82 Year-on-Year Change in Adjusted Earnings per Share(1,NG) Continued strong results from Electronic Technologies, Performance Materials, and Salt offset by erosion in Paint & Coatings Materials and Packaging & Building Materials as well as continued, but improving, losses in Display Technologies EPS also benefited from lower underlying tax rate and reduced share count $0.08 $(0.10) $0.05 $0.82 Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company Primary Materials results were flat year-on-year Share count impact is net of incremental interest expense related to the 2007 Accelerated Share Repurchase Includes increase in minority interest, increase in corporate expenses beyond ASR interest, and rounding (NG) Non-GAAP measure; see reconciliation in the Appendix $0.76 (3) Salt Elec Tech Perf Matl PCM Display PBM $0.04 Business Results(1,2) $(0.01) (4)

[ 9 ] Q2 2008 Earnings Change Q2 2007 0 0.77 Demand 0.77 0.11 Currency 0.88 0.08 Tax 0.96 0.05 Lower Share Count 1.01 0.04 Chemicals RM/E/F - SP Gap 0.92 0.13 Other Interest Expense 0.89 0.03 Operations 0.86 0.02 All Other 0.82 0.04 Q2 2008 0 0.82 Year-on-Year Change in Adjusted Earnings per Share(1,NG) Demand and currency were strong contributors to year-on-year earnings growth Raw materials, energy and freight cost increases substantially exceeded pricing actions in the quarter for the Chemical businesses $0.11 $0.04 $0.82 Excluding restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company Share count impact is net of incremental interest expense related to the 2007 Accelerated Share Repurchase Increase in raw materials, energy and freight costs for the Chemical Businesses (Specialty Materials Group and Performance Materials Group) less increases in pricing for these businesses in the quarter Increase in interest expense excluding the debt used to support the 2007 Accelerated Share Repurchase Includes increases in raw material, energy and freight costs for all other businesses, increase in minority interest, and other factors (NG) Non-GAAP measure; see reconciliation in the Appendix $0.76 $(0.13) $0.08 $0.05 $(0.03) $(0.04) $(0.02) (2) (4) (3) (5)

[ 10 ] Vision 2010 Scorecard for Q2 2008 Metrics Q2 2008 Trailing 12 Months '06-'10 Target Revenue Growth Total Company Mature Economies RDEs 17% 10% 42% 14% 8% 35% Demand Growth 4% 6% 5-7% CAGR % Sales in RDEs 28% 26% 35% Adjusted EPS Growth(1, NG) 8% 6% 12-14% CAGR EBITDA(NG) $ Growth 3% (2)% 10-12% CAGR Conversion Cost Index(2) n/a 104.3 100 Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company Conversion costs include plant costs, energy, warehousing, and tolling; 2006 full year actual = 100; (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 11 ] Trailing Twelve Month (TTM) Trends Q4 2006 0.03 Q1 2007 0.02 Q2 2007 0.02 Q3 2007 0.02 Q4 2007 0.04 Q1 2008 0.05 Q2 2008 0.06 TTM Demand Growth(1) TTM RDEs % of Total(1) TTM Adjusted EPS Growth(1,2,NG) TTM EBITDA Growth(1,NG) Q4 2006 0.21 Q1 2007 0.21 Q2 2007 0.22 Q3 2007 0.23 Q4 2007 0.24 Q1 2008 0.25 Q2 2008 0.26 Q4 2006 0.15 Q1 2007 0.04 Q2 2007 0.01 Q3 2007 -0.04 Q4 2007 -0.03 Q1 2008 0.01 Q2 2008 0.06 Q4 2006 0.04 Q1 2007 -0.02 Q2 2007 -0.05 Q3 2007 -0.09 Q4 2007 -0.07 Q1 2008 -0.05 Q2 2008 -0.02 Year-on-year change for the rolling four quarter period (trailing twelve months) ending with quarter indicated Excluding restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix 15% 4% 1% -4% -3% 1% 4% -2% -5% -9% -7% -5% 6% -2%

[ 12 ] Invisible Black Grey Q2 2007 0 397 Demand 397 41 Price 438 0 Currency 438 22 Other 460 1 Q2 2008 0 460 Electronic Technologies Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 96 Q2 2008 107 10% 0% 5% 16% Sales up 16 percent, driven by strong growth in Asia for all business units Sales excluding precious metals pass through up 15% Increase of 11% in earnings primarily driven by strong demand Operating margin down slightly due to higher metals and freight costs with flat pricing Continued strong growth and high margins from one of our core franchises Q2 2008 was the 13th consecutive quarter of year-on-year sales growth 96 107 1% Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 13 ] Invisible Black Grey Q2 2007 0 3 Demand 3.13 0.5 Price 3.84 0 Currency 3.84 0.4 Other 4.06 72.7 Q2 2008 0 76 Display Technologies Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 -2 Q2 2008 -6 SKC Haas Display Films JV launched on November 30, 2007; acquired Gracel Display for OLED materials in April 2008. Healthy growth, though on a small base, for existing ROH products Operating losses down sequentially - $6 million in the quarter vs $11 million in Q1 - in-line with expectations for improvement as year progresses Production yields at SKC Haas showed improvement, as did sales and product mix Continue to expect full year pre-tax operating loss of $25 to $30 million (2) (6) (2) Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company SKC JV and Kodak acquisition (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 14 ] Invisible Black Grey Q2 2007 0 604 Demand 585 19 Price 585 39 Currency 624 20 Other 644 15 Q2 2008 0 659 Paint & Coatings Materials Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 105 Q2 2008 94 (3)% 7% 3% 9% Strong demand growth in RDEs and progress with pricing actions offset continued moderating conditions in Western Europe and 12% year-on- year volume decline in U.S. Higher raw material / energy / freight costs and lower U.S. demand partially offset by price increases and growth in RDEs Continuing to shift Regional mix to RDEs, following on footprint investments - Mexico and Vietnam plants First quarter incorporating results of FINNDISP acquisition Making strong progress in recovering raw material, energy and freight costs with indexed pricing surcharge 105 94 2% Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 15 ] Invisible Black Grey Q2 2007 0 464 Demand 460 3 Price 460 21 Currency 481 33 Other 514 0 Q2 2008 0 515 Packaging & Building Materials Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 50 Q2 2008 36 (1)% 5% 7% 11% Strong demand in RDEs was not enough to offset weakness in Western Markets Gaining traction with price increases Higher raw material / energy / freight costs and decreased demand partially offset by higher selling prices and favorable currencies Weak US B&C markets continue to challenge this business Moving quickly to recover rising raw material costs through price increases, though with some volume implications for less specialized product lines 50 36 0% Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 16 ] Invisible Black Grey Q2 2007 0 248 Demand 242 48 Price 290 24 Currency 314 18 Other 330 2 Q2 2008 0 334 Primary Materials Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 23 Q2 2008 23 19% 8% 35% Strong growth in 3rd party sales of 35%, particularly of monomers in RDEs Captive volumes down 6% in the quarter Higher raw material / energy / freight costs and favorable currencies were offset by higher selling prices and the absence of operating issues from prior-year period. Formed acrylic acid joint venture with Tasnee Sahara Olefin Company in Saudi Arabia - low-cost, reliable supply of monomers for Asia 23 23 (2)% 10% * Third party sales only Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 17 ] Performance Materials Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison(1, NG) OPBT Q2 2007 25 Q2 2008 34 Strong demand growth in AgroFresh and moderate demand growth in Process Chemicals & Biocides outside North America Currency a strong positive Demand, particularly in Process Chemicals & Biocides, higher prices, and favorable currencies more than offset higher raw material prices Received initial EPA approval in the U.S. for Invinsa technology 25 34 Adjusted EPS excludes restructuring, asset impairments and the impact of the divestiture of the company's stake in UP Chemical Company (NG) Non-GAAP measure; see reconciliation in the Appendix Invisible Black Grey Q2 2007 0 296 Demand 296 9 Price 305 5 Currency 310 25 Other 332 3 Q2 2008 0 335 3% 8% 12% (1)% 2%

[ 18 ] Invisible Black Grey Q2 2007 0 178 Demand 178 3 Price 181 7 Currency 188 3 Other 190 1 Q2 2008 0 191 Salt Q2 2008 Highlights Sales Change Pre-Tax Earnings Comparison OPBT Q2 2007 4 Q2 2008 6 2% 2% 7% Increase of 7% in sales resulting from pricing management, improved mix, and higher sales of consumer and industrial salt products Improved operating efficiencies, pricing, and tighter expense control offset by increases in energy, freight, and other material costs Further exploration of strategic options for this business (e.g. sale, spin-off, or IPO) remains on hold 4 6 4% (1)%

Recent Strategic Developments

Corporate

- Initiated actions to preserve Vision 2010 goals
  - Realignment of manufacturing footprint and support services resulting in $0.30 per share charge
  - Expects to deliver pre-tax run-rate savings in 2010 of approximately $110 million, with slightly less than half of the benefit realized in 2009.
- Completed $1 billion accelerated share repurchase
  - Retired an additional 3.1 million shares in the quarter
  - Over the life of the program, 19.3 million shares, representing 9% of shares outstanding when the program was executed, were retired

	Portfolio	RDEs	Innovation
Opened $60 million immersion lithography facility in U.S.			
▪ Supports R&D of advanced 193 nm lithography for semiconductor			✓
Completed acquisition of Gracel Display, Inc.			
▪ Expands Displays portfolio into OLED materials, an important part of the long-term roadmap for this industry	✓	✓	✓
Divested stake in UP Chemical Company			
▪ $0.23 per share gain; continue to pursue ALD on own	✓		

[19]

ROHM HAAS

Recent Strategic Developments (continued)

	Portfolio	RDEs	Innovation
Applied indexed raw material and energy surcharge for Specialty Materials			
▪ Adjusted monthly; separate and distinct from base price ▪ Indexed to changes in key raw materials and energy costs	✓		
Continue to expand manufacturing network in RDEs			
▪ Began operations at new high technology emulsions plant in Querétaro, Mexico ▪ Announced plans to build acrylic emulsions facility in Vietnam in 2009	✓	✓	
Formed acrylic acid joint venture with Tasnee Sahara Olefin Company			
▪ Secures low-cost, reliable supply of monomers for Asia and brings balance to global monomers footprint	✓	✓	
Acquired the FINNDISP polymer dispersions division of OY Forcit AB			
▪ Accelerates growth in Russia, CIS and Baltic states; adds non-acrylic and low-temperature technology	✓	✓	✓
Received EPA approval in the U.S. for Invinsa technology			
▪ Initial registrations have been granted in the U.S., Argentina and Chile			✓

[20]

ROHM HAAS

Macroeconomic Environment Continues to Evolve

April Full-Year 2008 Assumptions

Global GDP growth somewhat slower than 2007
- US weaker than previously anticipated
- Western Europe moderating
- RDEs continue strong growth

No recovery in US B&C markets
- US paint market volumes drop 7 – 8% vs 2007

Continued momentum in Electronics
- Wafer Starts up ~4 – 6%

US dollar somewhat weaker than late 2007
- Euro at ~ $1.53, Yen at ~ 102/$

No easing of raw material prices
- Oil at ~$100 per barrel
- Total raw material costs up >$300 MM year-on-year

Increased macroeconomic uncertainty
- Accelerate and expand contingency plans

Current Full-Year 2008 Assumptions

Global GDP growth somewhat slower than 2007
- Further erosion in US than previously anticipated
- Slowing in B&C markets in parts of Western Europe
- RDEs continue strong growth

No recovery in US B&C markets
- US paint market volumes drop ~10% vs 2007

Continued momentum in Electronics
- Wafer Starts up ~4– 6%

Continued weak US dollar
- Euro at ~$1.55, Yen at ~108/$

No easing of raw material prices
- Oil averaging for the year at ~$125 per barrel
- Total raw material costs up ~$700 MM year-on-year

Continued macroeconomic uncertainty
- Stringent cost controls in Western Markets
- Continue investment for growth in RDEs

[21]
ROHM HAAS

[ 22 ] accelerate: traction NYSE: ROH www.rohmhaas.com

[ 23 ] Non-GAAP Reconciliations

[ 24 ] Non-GAAP Reconciliations

[ 25 ] Non-GAAP Reconciliations

[ 26 ] Non-GAAP Reconciliations Non-GAAP Reconciliations